Investor Presentation Exhibit 99.1

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results. Generally, the words "will," "may," "should," "continue,"
"believes," "expects," "anticipates" or similar expressions identify forward looking statements.
Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events.
The foregoing contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.
These statements may be identified by such forward-looking terminology as “expect,” “believe,”
“view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms.  Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to those factors disclosed in Valley’s Annual Report on Form
10-K for the year ended December 31, 2008.
Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Valley National Bank Today
Regional Bank Holding Company
Over $14.1 Billion in Assets
Headquartered in Wayne, New Jersey
40
th
Largest United States Chartered Commercial Bank
Largest Commercial Bank Headquartered in New Jersey
Operates 195 Branches in 132 Communities Serving 14
counties throughout Northern and Central New Jersey,
Manhattan, Brooklyn and Queens
Big Bank – Act Like Small Privately Owned Company
Sound Asset Quality
Strong Financial Performance
Consistent Shareholder Returns
Traded on the NYSE (VLY)

Executive Management
Office of the Chairman
Seven senior executives offering strong senior
management succession
Tenured at Valley for a combined 169 years
24 years on average
Backgrounds include:
Regulatory experience
CEOs of acquired financial institutions
Senior executives with national exposure working for local
NJ/NY companies
Mortgage banking & thrift experience

Sussex
Passaic
Bergen
Warren
Morris
Essex
Union
Somerset
Middlesex
Monmouth

Valley National Bancorp

Valley’s Emerging NJ Market
Valley’s Core NJ Market Place
Branches Under Construction
Current Branches
Footprint & Demographics
Valley’s Core New Jersey Market
Total Market Deposits - $98.1 billion
Market Average Deposits per Branch $68.3 million
Valley Branches – 136
Valley Branches with Deposits Greater than Market Average – 28
Valley’s Market Share - 7.01%
Valley’s Emerging New Jersey Market
Total Market Deposits - $56.2 billion
Market Average Deposits per Branch $60.6 million
Existing Valley Branches – 36
Branches Under Construction – 4
Valley’s Market Share – 1.66%
Source: SNL Financial Inc. as of 06/2008
Headquarters
$224 billion $72,646 8.9 million NJ Total
$68 billion $67,085 3.0 million Balance of NJ Marketplace
$156 billion $77,942 5.9 million Valley’s NJ Marketplace
Total Market
Deposits
Median HH
Income
Population Region Valley’s NJ Marketplace

Footprint & Demographics
Valley’s Emerging Manhattan Market
Total Market Deposits - $385.2 billion
Market Average Deposits per Branch $561.5 million
Existing Valley Branches – 14
Valley’s Market Share – 0.30%
Valley’s Emerging Queens Market
Total Market Deposits - $40.8 billion
Market Average Deposits per Branch $94.3 million
Existing Valley Branches – 3
Branches Under Construction - 2
Valley’s Market Share – 0.18%
Valley’s Emerging Brooklyn/Kings Market
Total Market Deposits - $33.4 billion
Market Average Deposits per Branch $95.5 million
Existing Valley Branches – 6
Branches Under Construction - 3
Valley’s Market Share – 0.35%
Valley’s Emerging NYC Markets
Branches Under Construction
Current Branches
Source: SNL Financial Inc. as of 06/2008
$271 billion $52,353 13.2 million Balance of NY Marketplace
$731 billion $58,692 19.6 million NY Total
$460 billion $57,470 6.4 million Valley’s NY Marketplace
Total Market
Deposits
Median HH
Income
Population Region Valley’s NY Marketplace

Loans
68%
Securities
21%
Cash 2%
Other Assets
7%
Intangible
Assets
2%
Asset and Loan Composition
Total Assets = $14.1 Billion
Other Assets includes bank owned branch locations carried at a cost estimated to be $200 million under current market value
As of 06/30/09
Commercial
Loans
19%
Construction
Loans 5%
Residential
Mortgages
21%
Commercial
Mortgages
36%
Consumer
Loans
19%
Total Loans = $9.6 Billion

Total Commercial Real Estate - $3,245MM
The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.  Above chart does not include $436 million in construction loans.
As of 06/30/09
59% 2% 71 Land Loans
46% 1% 20 Other
52% 6% 214 Specialty
62% 7% 216 Healthcare
46% 11% 360 Mixed Use
3%
10%
13%
22%
25%
% of
Total
55%
45%
55%
54%
52%
LTV
325 Apartments
434 Office
708 Industrial
810 Retail
87 Residential
$ Amount
(Millions)
Primary Property
Type
Commercial Real Estate Composition
25%
22%
13%
11%
10%
7%
6%
3%
2%
1%

26%
21%
20%
12%
6%
5%
4%
4%
2%
Total Retail Property Types - $810MM
55% 2% Auto Servicing
52% 4% Private Education Facilities
35% 5% Private & Public Clubs
4%
6%
12%
20%
21%
26%
% of
Total
46%
50%
52%
57%
56%
49%
LTV
Auto Dealership
Multi-Tenanted – No Anchor
Single Tenant
Multi-Tenanted - Anchor
Retail Property Type
Entertainment Facilities
Food Establishments
Above chart does not include construction loans.
As of 6/30/09
Retail Composition of Commercial Real Estate

CRE Property Valuation Stress Test
100% and
Greater
Less than
50%
80% - 89%
50% - 79%
90% - 99%
1% 90% to 99%
3% 80% to 89%
58% 50% to 79%
0% 100% and Greater
38% Less than 50%
% of Total Portfolio Original LTV Categories
14% 90% to 99%
18% 80% to 89%
38% 50% to 79%
4% 100% and Greater
26% Less than 50%
% of Total Portfolio Original LTV Categories
LTV ratios do not include construction loans
As of 12/31/08
Less than
50%
80% - 89%
50% - 79%
90% - 99%
Current LTV
20% Decrease in Property Valuation

Total Construction Loans - $436MM
Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.
As of 6/30/09
14%
12%
8%
4%
3%
2%
1%
56%
1%
2%
3%
4%
8%
12%
14%
56%
% of
Total
17 Office
35 Retail
53 Land Loans
60 Mixed Use
247 Residential
4 Specialty
7 Industrial
13 Other
$ Amount
(Millions)
Primary Property
Type
Construction Loan Composition

30 Day + Delinquency Rate (%)
2002
2003
2004
2005
2006
2007
2008
2Q 2009

Valley National Bancorp

0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
Residential Mortgages Home Equity
Commercial Mortgages Commercial Loans*
Consumer Loans
30 Day + Delinquency Trend
* Excludes SBA Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
1Q 2009
2Q 2009

Valley National Bancorp

Loan Quality  1992 - 2009
Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases.
Source – FDIC
Recession
Total Loan Portfolio
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
1Q 2009
2Q 2009

Valley National Bancorp

Loan Quality  1992 - 2009
Recession
Residential Mortgages
Valley’s increase between 1993 and 1997 is mainly attributable to acquisitions
Source – FDIC
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Valley's Non-Current Loans to Total Loans
FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans
FDIC Insured BanksNet Charge-offs to Average Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
1Q 2009
2Q 2009

Valley National Bancorp

Loan Quality  1992 - 2009
Valley’s increase between 1993 and 1997 is mainly attributable to acquisitions
Source – FDIC
Recession
Home Equity
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
Valley's Non-Current Loans to Total Loans
FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

Net Charge-offs to Average Loans
Source - SNL Financial As of 08/27/09
Peer group consists of banks with total assets between $3 billion and $50 billion
2003 - 2008 2009 YTD
0.12%
0.34%
0.40%
1.01%
0.00%
0.21%
0.00%
0.55%
0.24%
0.49%
0.02%
0.11%
0.01%
0.17%
0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real Estate
1-4 Family
Peer Group
0.31%
1.12%
1.20%
1.91%
0.00%
0.81%
0.00%
2.58%
0.48%
1.69%
0.01%
0.32%
0.05%
0.78%
0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real Estate
1-4 Family
Valley

Trust Preferred
State, County,
Municipals
Corporate Bonds
Other
Private
Label MBS
GSE MBS
(GNMA)
GSE MBS
(FNMA/FHLMC)
Investment Portfolio
GSE MBS (GNMA)
33%
GSE MBS
(FNMA/FHLMC)
32%
Single Issuer Trust Preferred
12%
State, County, Municipals 8%
Other 5%
(Fed Reserve & Federal
Home Loan Bank, FDIC Guaranteed
Corp Bonds)
Private Label MBS 5%
Corporate Bonds 5%
Investment Portfolio = $2.9 Billion
As of 06/30/09

Securities by Investment Grade
AAA Rated 74%
AA Rated 6%
A Rated 8%
BBB Rated 5%
Non Investment Grade 2%
Not Rated 5%
As of 06/30/09
BBB Rated
AA Rated
A Rated
Non Investment
Grade
Not Rated
AAA Rated

Deposits and Borrowings Composition
Total Deposits
72%
Short-term
borrowings
2%
Long-term
borrowings
23%
Other Liabilities
3%
Total Liabilities = $12.8 Billion
As of 06/30/09
Savings
41%
Time
Deposits
34%
Non-Interest
Bearing
25%
Total Deposits = $9.3 Billion

Equity Composition / Ratios*
Trust Preferred
12%
Preferred Stock
16%
Other Equity
2%
Sub-debt
7%
LL Reserve
7%
Tangible
Common
56%
Total Tier II Equity = $1.4 Billion
Unrealized gain on facilities owned of approximately $200 million over book, not incorporated in capital ratios reflected above
*Non-GAAP reconciliations presented on slides 25 - 27
As of 06/30/09
$5.50
$7.75
8.74%
12.94%
11.09%
7.15%
5.67%
As
Reported
$5.46
$7.71
7.24%
10.89%
9.04%
7.15%
5.76%
Without
TARP
Tangible Book Value
Book Value
Leverage
Tier II
Tier I
Tangible Common Equity
/ Risk-Weighted Assets
Tangible Common Equity
/ Tangible Assets
Capital Ratios
As Reported

(1)  All per share amounts have been adjusted retroactively for stock splits and stock dividends during the periods presented
(2)  2Q 2009, 2008 and 2007 include $2.9 million, $9.9 million and $10.4 million, respectively, of after tax other than temporary impairment charges on investment securities.
Historical Financial Data (1) (Dollars in millions, except for share data)
6/30/2009 14,132 $    52.4 $        0.30 $             0.73% 7.68% 0.38 $                  5/09 - 5% Stock Dividend
2008 14,718       93.6           0.67                 0.69 8.74 0.76                     5/08 - 5% Stock Dividend
2007 12,749       153.2         1.15                 1.25 16.43 0.76                     5/07 - 5% Stock Dividend
2006 12,395       163.7         1.21                 1.33 17.24 0.74                     5/06 - 5% Stock Dividend
2005 12,436       163.4         1.23                 1.39 19.17 0.72                     5/05 - 5% Stock Dividend
2004 10,763       154.4         1.22                 1.51 22.77 0.70                     5/04 - 5% Stock Dividend
2003 9,873         153.4         1.21                 1.63 24.21 0.66                     5/03 - 5% Stock Dividend
2002 9,148         154.6         1.17                 1.78 23.59 0.63                     5/02 - 5:4 Stock Split
2001 8,590         135.2         0.99                 1.68 19.70 0.59                     5/01 - 5% Stock Dividend
2000 6,426         106.8         0.95                 1.72 20.28 0.56                     5/00 - 5% Stock Dividend
1999 6,360         106.3         0.89                 1.75 18.35 0.53                     5/99 - 5% Stock Dividend
1998 5,541         97.3           0.86                 1.82 18.47 0.48                     5/98 - 5:4 Stock Split
1997 5,091         85.0           0.78                 1.67 18.88 0.41                     5/97 - 5% Stock Dividend
1996 4,687         67.5           0.69                 1.47 17.23 0.37                     5/96 - 5% Stock Dividend
1995 4,586         62.6           0.63                 1.40 16.60 0.35                     5/95 - 5% Stock Dividend
1994 3,744         59.0           0.70                 1.60 20.03 0.34                     5/94 - 10% Stock Dividend
1993 3,605         56.4           0.68                 1.62 21.42 0.27                     4/93 - 5:4 Stock Split
1992 3,357         43.4           0.53                 1.36 19.17 0.24                     4/92 - 3:2 Stock Split
1991 3,055         31.7           0.39                 1.29 15.40 0.23
1990 2,149         28.6           0.35                 1.44 14.54 0.23
1989 1,975         36.0           0.44                 1.92 19.93 0.22
Year End
Total
Assets
Net
Income (2)
Common Stock Splits and
Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share
Shareholder Returns

Shareholder Returns
100%
-13%
-25%
6%
-10%
-45%
-18%
-26%
-35%
-80%
-60%
-40%
-20%
0%
20%
40%
60%
80%
100%
10 Year Total Return 5 Year Total Return 1 Year Total Return
VLY S&P 500 KBW Bank Index
Source: Bloomberg
10 yr and 5yr total returns through 12/31/08
1 yr total return through 06/30/09

Valley’s 2Q 2009 Highlights
Credit Quality
Total 30+ day delinquencies were 1.39% exclusive of SBA guaranteed loans
Out of approximately 23,000 residential mortgages and home equity loans, on average, only 1.18% were past due 30 days or more
Net charge-offs were only $8.2 million or 0.34% of average total loans on an annualized basis
Total non-performing loans were only 0.60% of total loans
Net Income
2Q net income was $15.0 million or $0.06 per diluted EPS*
$24.4 million non-cash charge on change in fair value of Valley’s junior subordinated debt ($0.11 EPS)
$6.5 million industry-wide FDIC special assessment ($0.03 EPS)
OTTI credit impairment charge of $2.4 million ($0.01 EPS)
Other Events
Repurchased 25% of our preferred shares issued under the TARP
Continued strong capital ratios
Linked sequential quarter net interest margin expansion of 17 bps

For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Appendix
The subsequent tables present a non-GAAP reconciliation of the following calculations with and without TARP (where applicable):
Tangible Common Equity to Tangible Assets
Tangible Common Equity to Risk Weighted Assets
Tangible Book Value
Book Value
Tier I Risk Based Capital Ratio
Tier II Risk Based Capital Ratio
Leverage Capital Ratio

Non-GAAP disclosure reconciliations
Ratios
5.76% 5.67% TCE / TA
7.15% 7.15% TCE / RWA
10,957,336
783,148
(225,000)
(310,748)
1,318,896
13,821,283
(310,748)
9,295
(24,412)
(295,631)
14,132,031
As
Reported
Without
TARP
10,957,336 Risk Weighted Assets
783,148 Total Tangible Shareholder’s Equity
- TARP
(310,748) Intangible Assets
less:
1,093,896 Total Equity
13,596,283 Total Tangible Assets
(310,748) Intangible Assets
9,295 add: Servicing Intangibles
(24,412) Intangible Assets
(295,631) Goodwill
less:
13,907,031 Total Assets
$5.46 $5.50
$773,853 $ 779,520
(320,043) (320,043)
- (219,333)
$1,093,896 $ 1,318,896
141,843,744 141,843,774
Tangible book value per common share
Common Shares outstanding
Shareholders’ equity
Less: Preferred stock (net of discount)
Less: Average goodwill and other intangible
assets
Tangible shareholders’ equity for book
value purposes
Tangible Book Value
7.71 7.75 Book Value
1,093,896 1,099,563 Net Equity Available
- (219,333) Less: Preferred Stock (net of discount)
1,093,896 1,318,896 Shareholders’ Equity
141,843,774 141,843,774 Common Shares Outstanding
Without
TARP
As Reported
Book Value Calculation
*All data as of 6/30/09

Non-GAAP disclosure reconciliations
9.04% Tier I Ratio w/out TARP
TIER II Ratio Calculation
1,417,775 Reported Tier II Equity
(225,000) Less: TARP
1,192,774 Adjusted Tier II Equity
10,957,336 Risk Weighted Assets
10.89% Tier II Ratio w/out TARP
10,957,336 Risk Weighted Assets
TIER I Ratio Calculation
990,456 Adjusted Tier I Equity
(225,000) Less: TARP
1,215,457 Reported Tier I Equity
*All data as of 6/30/09
990,456 Adjusted Tier I Equity
(225,000) Less: TARP
7.24% Leverage Ratio w/out TARP
1,215,456 Reported Tier I Equity
Leverage Ratio Calculation
13,679,236 Adjusted Average Assets
(225,000) Less: TARP
13,904,236 Reported Average Assets